Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2014, relating to the financial statements and financial highlights which appear in the October 31, 2014 Annual Reports to Shareholders of LifePath® Active Retirement Portfolio, LifePath® Active 2020 Portfolio, LifePath® Active 2025 Portfolio, LifePath® Active 2030 Portfolio, LifePath® Active 2035 Portfolio, LifePath® Active 2040 Portfolio, LifePath® Active 2045 Portfolio LifePath® Active 2050 Portfolio, LifePath® Active 2055 Portfolio (nine of the series constituting BlackRock Funds II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", “Financial Statements” and "Independent Registered Public Accounting Firm" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2015